UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2016

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

1-32414

(Commission File Number)

Texas	72-1121985
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In May 2016, W&T Offshore, Inc. (the “Company”) and certain holders of the Company’s outstanding 8.500% Senior Notes due 2019 (the “Notes”) and the Company’s 9.00% second lien term loan, including the largest holder of both debt instruments, began discussions regarding a potential exchange transaction involving the Notes (a “Possible Exchange Transaction”). The Company executed confidentiality agreements (the “Confidentiality Agreements”) with such noteholders and other holders of the Notes (together, the “Noteholders”) to facilitate discussions regarding a Possible Exchange Transaction.

Pursuant to the Confidentiality Agreements, the Company agreed to publicly disclose certain information disclosed to the Noteholders upon the occurrence of events set forth in the Confidentiality Agreements. In May 2016, the Company and the financial advisor for the largest Noteholder (the “Noteholder Financial Advisor”) engaged in discussions regarding a variety of proposed terms. On May 16, 2016, these discussions resulted in the terms of a Possible Exchange Transaction, substantially consistent with those set forth in Exhibit 99.1 to this Current Report on Form 8-K. These terms were acceptable to the Company and presented by the Noteholder Financial Advisor as acceptable to the largest Noteholder. On June 9, 2016, the Noteholder Financial Advisor conveyed the latest revised terms of a Possible Exchange Transaction to the Company, substantially consistent with those set forth in Exhibit 99.2 to this Current Report on Form 8-K. The Company and the Noteholders have not reached an agreement on the terms of a Possible Exchange Transaction.

In connection with a Possible Exchange Transaction, the Company also proposed the terms of a $75.0 million term loan (the “Possible Term Loan”), which would be issued by the Company to lenders for cash, on the terms set forth in the term sheet, dated June 7, 2016, attached as Exhibit 99.3 to this Current Report on Form 8-K. In connection with revised terms conveyed by the largest Noteholder on June 9, 2016, the largest Noteholder proposed to backstop the Possible Term Loan at an interest rate of 11.00% per annum. The Company and the Noteholders have not reached an agreement on the terms of the Possible Term Loan.

In addition, in connection with the discussions described above, the Company provided additional business information to certain of the Noteholders substantially consistent with the information set forth in Exhibit 99.4 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Terms related to a Possible Exchange Transaction, as of May 16, 2016.

99.2	Revised terms related to a Possible Exchange Transaction, as of June 9, 2016.

99.3	Proposed Term Sheet from the Company to certain Noteholders dated June 7, 2016, related to the Possible Term Loan.

99.4	Additional business information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC.
(Registrant)

Dated: June 10, 2016	By:	/s/ John D. Gibbons
John D. Gibbons
`		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Proposed terms conveyed by the financial advisor for certain of the Noteholders to the Company, related to a Possible Exchange Transaction.

99.2	Revised terms conveyed by certain Noteholders to the Company, related to a Possible Exchange Transaction.

99.3	Proposed Term Sheet from the Company to certain Noteholders dated June 7, 2016, related to the Possible Term Loan.

99.4	Additional business information.